UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2006

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MACQUARIE INFRASTRUCTURE COMPANY TRUST

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32385	20-6196808
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

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MACQUARIE INFRASTRUCTURE COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32384	43-2052503
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

125 West 55th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 8 – Other Events	1
Item 8.01 – Other Events	1
Section 9 – Financial Statements and Exhibits	1
Item 9.01 Financial Statements and Exhibits	1
EX-23.1: Consent of KPMG LLP
EX-23.2: Consent of Ernst & Young LLP
EX-99.1: Consolidated Financial Statements for the Year Ended December 31, 2006
EX-99.2 Consolidated Financial Statements for the Years Ended December 31, 2005 and 2004 (as restated)
EX-99.3: Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006
SIGNATURES	3
SIGNATURES	4

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On May 16, 2006, Macquarie Infrastructure Company LLC (“MIC” or the “Company”) filed a current report on Form 8-K/A with respect to the completion on May 1, 2006 of its acquisition, through its wholly-owned subsidiary, Macquarie Infrastructure Company Inc. (“MIC Inc.”), of 50% of the shares of IMTT Holdings Inc., formerly known as Loving Enterprises, Inc. (“IMTT Holdings”). IMTT Holdings is the ultimate holding company for a group of companies and partnerships that own a bulk liquid storage terminal business operating as International-Matex Tank Terminals (“IMTT”). This current report on Form 8-K/A (this “Report”) amends and restates Section 9, Item 9.01, Financial Statements and Exhibits of the prior report in its entirety.

Section 8. Other Events

Item 8.01 Other Events

On April 27,  2007, IMTT Holdings Inc., formerly known as Loving Enterprises, Inc. (“IMTT”), restated its financial statements for the fiscal years ended December 31, 2005 and 2004 to correct IMTT’s accounting for certain derivative instruments which were originally reported using hedge accounting during those periods, but that did not qualify for such treatment. This determination was made because IMTT’s application of, and documentation related to, hedge accounting under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” as previously reported, was incorrect. In light of the restatement, readers should no longer rely on financial statements and other financial information that were previously filed on May 16, 2006.

Exhibits to this Form 8-K/A include the aforementioned restated audited financial statements of IMTT for the years ended December 31, 2005 and 2004, audited financial statements of IMTT for the year ended December 31, 2006, and an unaudited pro forma condensed combined statement of operations for Macquarie Infrastructure Company Trust for the year ended December 31, 2006. These financial statements and pro forma information update all such previously filed information upon which readers should no longer rely.

Section 9. Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited financial statements of IMTT as of and for the year ended December 31, 2006 are attached as Exhibit 99.1 to this Report and are incorporated into this Item 9.01(a) by reference.

The audited financial statements of IMTT as of and for the years ended December 31, 2005 and 2004 are attached as Exhibit 99.2 to this Report and are incorporated into this Item 9.01(a) by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statement of operations of Macquarie Infrastructure Company Trust (“the Company”) for the year ended December 31, 2006 is attached as Exhibit 99.3 to this Report and is incorporated into this Item 9.01(b) by reference.

The pro forma condensed combined statement of operations should be read in conjunction with the separate financial statements and related notes thereto of the Company, as filed with the Securities and Exchange Commission (“SEC”) in its Form 10-K filed March 1, 2007, the condensed financial statements and related notes thereto of the Company, as filed with the SEC in its Form 10-Q filed May 8, 2007 and in conjunction with the separate financial statements of IMTT and related notes thereto included as Exhibits 99.1 and 99.2 to this Report.

The unaudited pro forma condensed statement of operations should not be considered indicative of actual results that would have been achieved had the acquisitions, dispositions and the other transactions and events described been completed as of the dates or as of the beginning of the period indicated and do not purport to project the financial condition or results of operations and cash flows of the Company for any future date or period.

The pro forma adjustments are based on preliminary estimates, available information and certain assumptions, and may be revised as additional information becomes available. The pro forma adjustments are more fully described in the notes to the unaudited pro forma condensed financial statements.

(c) Exhibits:

23.1

Consent of KPMG LLP

23.2

Consent of Ernst & Young LLP

99.1

Audited financial statements of IMTT as of and for the year ended December 31, 2006.

99.2

Audited financial statements of IMTT as of and for the years ended December 31, 2005 and 2004 (as restated).

99.3

Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006.

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements. We may, in some cases, use words such as “project”, “believe”, “anticipate”, “plan”, “expect”, “estimate”, “intend”, “should”, “would”, “could”, “potentially”, or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, including the ability to retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy; decisions made by persons who control its investments including the distribution of dividends; its regulatory environment for purposes of establishing rate structures and monitoring quality of service; changes in general economic or business conditions, or demographic trends, including changes to the political environment, economy, tourism, construction and transportation costs, changes in air travel, automobile usage, fuel and gas costs, including the ability to recover increases in these costs from customers; reliance on sole or limited source suppliers, particularly in our gas utility business; foreign exchange fluctuations; environmental risks; and changes in U.S. federal tax law.

Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

“Macquarie Group” refers to the Macquarie Group of companies, which comprises Macquarie Bank Limited and its worldwide subsidiaries and affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

Date: June 18, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes Title: Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: June 18, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes Title: Chief Executive Officer

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